Investor Presentation November 2015

Safe Harbor Statement 2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate,” and “objective” or similar terminology, concerning the Company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to, economic conditions, product and price competition, supplier and raw material prices, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation, legal and regulatory developments and other risks and uncertainties described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (“SEC”). Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation.

Our Mission Providing products and services to protect people and our planet 3 Our Values We operate with the highest principles and deliver results through - Customer focus - Innovation - Continuous improvement - Teamwork and investing in our people Our Numbers  $923 M revenue, $111 M operating income (TTM as of 9/30/15)  $1 B market capitalization (11/3/15)  Cash on hand at 9/30/15 exceeded total debt by $19 M (9/30/15)  Diversified manufacturing from 12 facilities in 6 countries  Over 3,000 customers in more than 100 countries  Employees: ≈2,700 worldwide

Experienced Management Team Dennis Martin President and Chief Executive Officer  President and Chief Executive Officer since October 2010  Previously served as Chairman, President and CEO of General Binding Corporation  35+ years operational and leadership experience, primarily at Illinois Tool Works and Ingersoll-Rand 4 Brian Cooper Chief Financial Officer  Appointed Chief Financial Officer May, 2013  Chief Financial Officer of Westell Technologies, Inc. from 2009-2013  Previously with Fellowes, Inc. (CFO), United Stationers, Borg-Warner Security and Amoco  Strong treasury, financial, M&A and strategy background Jennifer Sherman Chief Operating Officer  Appointed Chief Operating Officer April, 2014  Previously Chief Administrative Officer, Secretary and General Counsel, with operating responsibilities for the Company’s Safety and Security Systems Group  Joined Federal Signal in 1994 as Corporate Counsel Svetlana Vinokur Vice President, Treasurer and Corporate Development  Appointed April, 2015  Previously served as Assistant Treasurer for Illinois Tool Works Inc., Finance Head of M&A Strategy at Mead Johnson Nutrition Company, and senior associate for Robert W. Baird & Company’s Consumer and Industrial Investment Banking group

$553 M $238 M $132 M 5 Federal Signal Businesses Environmental Solutions (ESG)  Vactor vacuum trucks, sewer cleaners, and hydro-excavators  Elgin street sweepers  Jetstream waterblasters Fire Rescue (FRG)  Bronto Skylift high-reach aerial platforms for fire rescue and for lift access in wind turbine maintenance, utilities and other industrial applications Safety and Security Systems (SSG)  Vehicle lights and sirens (U.S. and Vama)  Indoor and outdoor mass warning and notification systems (Integrated Systems Division)  Victor mining and electrical safety equipment SmartMsg Enabled Systems Enterprise Integrated Command Solution Sensors/ Detectors Cameras Networked PAGASYS Rack Note: Data represents Q3 2015 TTM  FS Solutions rental centers, parts and service

Environmental Solutions (ESG) 81% 19% Sales by Geography U.S. Non-U.S. 59% 41% Sales by Geography U.S. Non-U.S. 14% 86% Sales by Geography U.S. Non-U.S. Fire Rescue (FRG) Safety and Security Systems (SSG) Federal Signal Businesses Market Share: ≈30-50% U.S. Market Share: ≈30% U.S. Market Share: ≈50% Global 6 Customers Served • Municipal and other government customers, via #1 dealer network • Primary end users, contractors and rental companies serving industrial cleaning, construction, oil and gas, utility and other industries Customers Served • Municipal and other government customers, direct and via distributors, up-fitters and systems integrators • Industries utilizing warning and notification systems for a wide variety of facilities, including oil, gas, chemical, nuclear and others Customers Served • Fire departments and industrial fire rescue teams • Industries utilizing high-reach aerial work platforms, including maintenance of wind-farms and power lines, and in the construction industry Note: Data represents Q3 2015 TTM

Compelling Value Proposition  Leading positions in niche governmental and industrial markets  Valuable brands, high quality products and well-established distribution  Improving municipal spend and top North American dealer network  Growing higher-margin industrial markets  Security solutions addressing man-made and natural disasters  Flexible manufacturing capacity to leverage profits  Company culture steadfastly focused on “80/20” and continuous improvement  Management depth in sales, marketing, engineering, finance and operations  Organic and inorganic opportunities to grow shareholder value  Strong balance sheet, profitability and free cash flow Market Leadership Favorable Market Dynamics Significant Operational Leverage 7

Solid Execution, Strong Underlying Performance Improving Operating Margins Solid Growth Targeting 12% Company Margin Strong Balance Sheet and Cash Flow 8 Operating margin excludes the impact of restructuring charges in all periods Business Segment FY 2012 Operating Margin FY 2013 Operating Margin FY 2014 Operating Margin Q3 TTM 2015 Operating Margin ESG 9.8% 12.3% 15.3% 17.5% SSG 12.0% 11.3% 13.2% 14.5% FRG 6.6% 6.5% 2.8% 4.9% 4.8% 6.6% 8.4% 10.1% 12.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2011 2012 2013 2014 Q3 TTM 2015 Op era tin g M arg in Tot al F SC Co nti nu ing Op era tio ns 689 80 851 919 923 0 200 400 600 800 1000 2011 2012 2013 2014 Q3 TTM 2015 Ne t S ale s, $ in mi llio ns 4.8 2.4 1.1 0.5 0.4 - 1.0 2.0 3.0 4.0 5.0 6.0 2011 2012 2013 4 Q3 TTM 2015 Tot al D eb t/A dju ste d E BIT DA

Our Priorities  Driving growth by investing in the highest impact opportunities • Vactor (hydro-excavation, vacuum loading and sewer cleaning) • Jetstream (waterblasting) • Integrated Systems (communication safety and warning systems)  Disciplined M&A • Desire to add at least $250 M from acquisitions to our revenue run-rate within the next 3 years • Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers  Continuous operational improvements • Continued execution on 80/20 and lean initiatives • Leverage invested capital • Continued focus on flexible manufacturing – e.g. Elgin facility producing Vactor products, Solutions Centers manufacturing customized vehicle products, modest expansion of our Solutions Center in Leeds, AL • Sustained near-record operating margin of 12.6% in Q3 2015 9 These predominantly industrial areas aggregate to ≈50% of total revenue as of 12/31/14

Innovating for Growth Environmental Solutions (ESG) Safety and Security Systems (SSG)  Targeted global expansion in higher- margin industrial markets  Developed the Global Signaling line of internationally certified products for rugged industrial applications requiring ATEX or IECEx certification  Product design and development in under 12 months  Targeted a new truck design specifically for customers servicing utility market  Designed and built prototype units for a new truck design in less than 5 months; historically took 2+ years  Demo units testing with potential customers now; preparing for full product launch by end of year Notes: • The European Directive 94/9/EC (ATEX) ensures the free movement of goods throughout the European Union by harmonizing compliance procedures. • International Electrotechnical Commission Explosive Scheme (IECEx) is a certification for electrical equipment used in hazardous locations around the world. 10

Acquisition Strategy – Stay Close to the Core • Complementary product/services offerings that better meet customer requirements 11 • Channel access for FSC products to new or extended markets • Complementary offerings for new or underserved geographies Geographies Products Channels and end markets • New offerings that can capitalize on existing FSC channels • Products utilizing FSC core production capabilities • Products and services that provide FSC with competitive advantage, e.g. “one stop shop solutions” • Customer/channel expansion to new or underserved geographies Ideal Candidates: Business Attributes • Aligned with strategies • Leadership in a market segment • Products to expand FSC core • Industrial focus, strong distribution • Similar manufacturing capabilities or opportunities to leverage 80/20 principles • Strong management Financial Attributes • Modest-sized “tuck-in” acquisitions with potential for larger transformative transactions • Identifiable synergies • Healthy recurring revenue • Solid operating margin opportunities • Earn more than the Company’s risk-adjusted cost of capital Desire to add $250 M revenue from acquisitions within three years

Shareholder Value Creation Create Disciplined Growth Organic & Acquisitions Diversify Customer Base Leverage Invested Capital Improve Manufacturing Efficiencies and Costs Operating margin targets Grow revenue faster than GDP Grow EPS at an average % rate in low to mid teens Increase industrial revenue share Continually improve ROIC Grow Shareholder Value 12 Consolidated ‒ 12% ESG ‒ 14-16% SSG ‒ 14-16% FRG ‒ 8-10%

Priority Driven Capital Allocation  Organic projects leverage existing assets, generally require limited cash investment  Innovation R&D efforts target new and updated products  Generally, already funded within operating results, cash flow and normal capital expenditures  Desire to add at least $250 M from acquisitions to our revenue run-rate within the next 3 years  Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers  Opportunistic share buybacks as a return of cash to our shareholders  Since 2014, spent $20.9 M to repurchase just over 1.4 M shares of our stock under authorized share repurchase programs  Remaining repurchase authorization represents ~7% of our market capitalization Reinvest in the Business Dividend Policy Share Repurchase Acquisitions  Provide a competitive dividend yield while also funding business growth  In the first quarter of 2015, doubled our quarterly dividend to $0.06 per share  Raised fourth quarter dividend 17%, to $0.07 per share 13

Upward Trending Earnings 14 Adjusted Earnings Per Share * * To facilitate comparisons to 2015, adjusted earnings for 2014 are $0.93 per share, which is computed after excluding the benefit from a release of valuation allowance against foreign deferred tax assets and a tax benefit associated with change in Spanish tax rate. GAAP earnings for 2014 were $0.99 per share. Adjusted earnings for 2013 were $0.67 per share, which is computed after excluding special tax items, the impacts of restructuring and debt settlement charges and applying a normalized income tax rate of 32%. A reconciliation of adjusted earnings per share is included in Appendix 2. Full Year Outlook $1.00 - $1.04 Q1 2015 EPS Q2 2015 EPS 0.19 0.35 0.67 0.93 0.23 0.29 0.26 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 1.10 YR 2011 YR 2012 YR 2013 YR 2014 YR 2015 $ per share Q3 2015 EPS

Protecting People and Our Planet 15

Appendix • Consolidated Historical Performance • Adjusted EPS • Total Debt to Adjusted EBITDA • Estimated Global Sales • Company Products (Pictured) • Investor Information 16

Appendix 1: Consolidated Historical Financial Performance* 17 ($ in millions) 2012 2013 2014 Q3 YTD 2015 Net sales $ 803.2 $ 851.3 $ 918.5 $ 658.2 % Growth, Year over Year 16.6% 6.0% 7.9% 0.6% Cost of sales 613.4 646.2 685.2 473.7 Gross profit $ 189.8 $ 205.1 $ 233.3 $ 184.5 % Margin 23.6% 24.1% 25.4% 28.0% Operating expenses 138.3 134.5 140.7 104.6 Operating income $ 51.5 $ 70.6 $ 92.6 $ 79.9 % Margin 6.4% 8.3% 10.1% 12.1% Interest expense 21.4 8.8 3.8 1.7 Debt settlement charges 3.5 8.7 - - Other expense, net 0.7 0.1 1.5 1.3 Pre-tax income $ 25.9 $ 53.0 $ 87.3 $ 76.9 * Consolidated financial results reflect only continuing operations of the Company.

Appendix 2: Adjusted Earnings per Share*

($ in millions, expect per share amounts)		2011		2012		2013		2014		Q3 YTD 2015
Income from continuing operations	$	13.1	$	22.0	$	160.2	$	63.0	$	49.6
Add (less):										
Income tax expense (benefit)		3.5		3.9		(107.2)		24.3		27.3
Income before income taxes		16.6		25.9		53.0		87.3		76.9
Add (less):										
Restructuring		-		1.4		0.7		-		0.7
Debt settlement charges		-		3.5		8.7		-		-
Adjusted income before income taxes		16.6		30.8		62.4		87.3		77.6
Adjusted income tax expense (1)		(4.6)		(8.6)		(20.1)		(28.2)		(27.4)
Adjusted net income from continuing operations	**$**	**12.0**	**$**	**22.2**	**$**	**42.3**	**$**	**59.1**	**$**	**50.2**
EPS from continuing operations (diluted)	$	0.21	$	0.35	$	2.53	$	0.99	$	0.78
Adjusted EPS from continuing operations (diluted)	**$**	**0.19**	**$**	**0.35**	**$**	**0.67**	**$**	**0.93**	**$**	**0.79**

(1) Adjusted income tax expense for fiscal years 2011-2013 was computed by applying the Company's normalized effective tax rate of approximately 28%, 28% and 32% for 2011, 2012 and 2013, respectively. The normalized tax rate excludes the impacts of the valuation allowance release and other special tax items in these periods. Adjusted income tax expense for 2014 was recomputed after excluding the impact of a release of valuation allowance against foreign deferred tax assets and a tax benefit associated with change in Spanish tax rate. Adjusted income tax expense for Q3 YTD 2015 was recomputed after excluding the impact of restructuring activity.

* The adjusted financial measures presented above are unaudited and are not in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, and to provide an additional measure of performance which management considers in operating the business.

18

Appendix 3: Total Debt to Adjusted EBITDA The Company uses the ratio of total debt to adjusted EBITDA as one measure of its long-term financial stability. The ratio of debt to adjusted EBITDA is a non-GAAP measure that represents total debt divided by the trailing 12-month total of income from continuing operations before interest expense, debt settlement charges, other expense, income tax benefit or expense and depreciation and amortization expense. The Company uses the ratio to calibrate the magnitude of its debt and its debt capacity against adjusted EBITDA, which is used as an operating performance measure. We believe that investors use a version of this ratio in a similar manner. In addition, financial institutions (including the Company’s lenders) use the ratio in connection with debt agreements to set pricing and covenant limitations. For these reasons, the Company believes that the ratio is a meaningful metric to investors in evaluating the Company’s long-term financial performance and stability. Other companies may use different methods to calculate total debt to EBITDA. The following table summarizes the Company’s ratio of total debt to adjusted EBITDA, and reconciles income from continuing operations to adjusted EBITDA as of and for the trailing twelve month periods ended September 30, 2015 and 2014: 19 ($ in millions) 2014 2015 Total Debt 68.6$ 47.0$ Income from continuing operations 66.5 72.8 Add: Interest expense 3.9 2.7 R structuring 1.3 0.7 Oth r xpe s , net 0.8 2.2 Income tax expense (benefit) 11.9 33.2 Depreciation and amortization 14.9 15.3 Adjusted EBITDA 99.3$ 126.9$ Total debt to adjusted EBITDA ratio 0.7 0.4 ($ in millions) Q3 2014 Q4 2014 Q3 2015 Total Debt 68.6$ 50.2$ 47.0$ Less: Cash and cash equivalents (29.1) (30.4) (66.2) Net Debt 39.5$ 19.8$ (19.2)$

Appendix 4: Estimated Global Sales 20 64% 17% 17% 2% Sales by domestic subsidiaries within U.S (in US $) Sales by domestic subsidiaries outside of U.S (in US $)* Sales by non-U.S. subsidiaries outside of U.S (in local currency) ** Sales by non-U.S. subsidiaries into U.S (in US $) Estimated trailing 12 month sales allocations as of September 30,2015 * Sales from the U.S. are predominantly denominated in U.S. dollars. ** Sales from and within other currency zones are predominantly in the source-location currencies.

Environmental Solutions Group Products 21

Safety and Security Systems Group Products 22

Safety and Security Integrated Systems Products SmartMsg Enabled Systems Enterprise Integrated Command Solution Sensors/Detectors Cameras Networked PAGASYS Rack Control Modules/Nodes Control Modules/Nodes Control Modules/Nodes 23

Fire Rescue Group Products 24

Investor Information 25 Stock Ticker NYSE: FSS Website www.federalsignal.com/investors Headquarters 1415 W. 22nd Street, Suite 1100 Oak Brook, IL 60523 Investor Relations Contacts: Telephone: 630-954-2000 Brian Cooper BCooper@federalsignal.com SVP, Chief Financial Officer Svetlana Vinokur SVinokur@federalsignal.com VP, Treasurer and Corporate Development